                       SUPPLEMENT DATED FEBRUARY 1, 2001
                        TO PROSPECTUS DATED MAY 1, 2000
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 18, 2001

                                       OF

                           EMERGING MARKETS PORTFOLIO
                        EMERGING MARKETS DEBT PORTFOLIO
                            LATIN AMERICAN PORTFOLIO

                                 PORTFOLIOS OF

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798

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The Prospectus is hereby amended and supplemented to reflect changes in the portfolio management of the Emerging Markets and Latin American Portfolios. Andy Skov no longer serves as a Portfolio Manager of the Emerging Markets and Latin American Portfolios. Narayan Ramachandran will now share responsibility for managing the assets of the Emerging Markets Portfolio with Robert L. Meyer, who has had primary responsibility for managing the Portfolio's assets since September 1997. Robert L. Meyer, who has had primary responsibility for managing the assets of the Latin American Portfolio since its inception, will continue to share responsibility with Michael Perl. Accordingly, the paragraphs "EMERGING MARKETS PORTFOLIO" and "LATIN AMERICAN PORTFOLIO" on page 8 are hereby deleted and replaced with the following:

EMERGING MARKETS PORTFOLIO
ROBERT L. MEYER AND NARAYAN RAMACHANDRAN
Robert L. Meyer, a Managing Director of MSDW Investment Management, joined MSDW Investment Management in 1989. Currently, he is co-head of and a Portfolio Manager in the Emerging Markets Equity Group. Mr. Meyer was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, Mr. Meyer is a Chartered Financial Analyst. Narayan Ramachandran, a Managing Director of MSDW Investment Management, joined MSDW Investment Management in 1996. Currently, he is a Portfolio Manager and co-head of the Emerging Markets Equity Group. Prior to joining MSDW Investment Management, from 1988 to 1996 he was with RogersCasey Associates, Inc. ("RogersCasey"), an investment consulting and special assets advisory firm based in Darien, Connecticut. As President of RogersCasey's investment advisory subsidiary (1995 -- 1996), he was responsible for leading the special assets advisory business with $2 billion in assets under management. Prior to that, he was Managing Director of Research for RogersCasey (1991 --
1994), with his research efforts focused on quantitative investment models.
Mr. Ramachandran holds a B.S. in Chemical Engineering from the Indian Institute of Technology in Bombay and an M.B.A. from the University of Michigan at Ann Arbor. He is also a Chartered Financial Analyst. Mr. Meyer has assisted in managing the Portfolio's assets since its inception and assumed primary responsibility for managing the Portfolio's assets in September 1997.
Mr. Ramachandran has shared primary responsibility for managing the Portfolio's assets since February 2001.

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LATIN AMERICAN PORTFOLIO
ROBERT L. MEYER AND MICHAEL PERL
Information about Robert L. Meyer is included under the Emerging Markets Portfolio above. Michael Perl is a Principal of MSDW Investment Management and a Portfolio Manager in the Emerging Markets Equity Group.
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Prior to joining MSDW Investment Management in 1998 as a Portfolio Manager, he
worked as a Latin American Portfolio Manager at Bankers Trust Australia from 1992 to 1998. Mr. Perl graduated from the University of New South Wales with a Bachelor of Commerce (HONORS), majoring in Finance, Accounting and Taxation.
Mr. Meyer has had primary responsibility for managing the Portfolio's assets since its inception. Mr. Perl has shared primary responsibility for managing the Portfolio's assets since November 1998.
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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE